Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 8 TO

LOAN FUNDING AND SERVICING AGREEMENT

(VFCC Transaction with ACS Funding Trust I)

THIS AMENDMENT NO. 8 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of January 15, 2002 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION, as a lender (in such capacity, a “Lender”), FIRST UNION SECURITIES, INC. (successor–in–interest to First Union Capital Markets Corp.), as the deal agent (in such capacity, the “Deal Agent”), FIRST UNION NATIONAL BANK, as a lender (in such capacity, a “Lender”) and as the liquidity agent (in such capacity, the “Liquidity Agent”), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association), as the collateral custodian (in such capacity, the “Collateral Custodian”) and as the backup servicer (in such capacity, the “Backup Servicer”), and is acknowledged and agreed to by FIRST UNION NATIONAL BANK, as the hedge counterparty (in such capacity, the “Hedge Counterparty”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by that Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, Amendment No. 6, dated as of March 29, 2001 and Amendment No. 7, dated as of April 19, 2001 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         Amendments.

(a)           Clause (d) of the definition of  “Concentration Limits”  in Section 1.1 is hereby amended and restated in its entirety as follows:

“(d)         the sum of the Outstanding Loan Balances of Eligible Loans the Obligors of which are Grade 2 Obligors shall not exceed 7.5%;”

(b)           Section 6.9(k) is amended and restated in its entirety as follows:

“(k)         Grade 2 Obligor.  In the event that the Originator or an Affiliate thereof provides to any Obligor an add on financing on any other type of loan or extension of credit, a specific purpose of which is to provide funds for the Obligor to make an interest and/or principal payment on an Eligible Loan issued to such Obligor, the Servicer shall designate such Obligor as a Grade 2 Obligor or a Grade 1 Obligor through the date one year after the date of such add on financing or other type of loan or extension of credit; provided, however, that this Section 6.9(k) shall not apply in connection with add on financings or other types of loans or extensions of credit that are part of a single plan of financing (regardless of when such plan of financing is actually funded) involving add on financings, loans or extensions of credit to the Obligor by, in addition to the Obligor, a person who is neither the Originator nor an Affiliate thereof; and provided, further, that the restriction set forth in this Section 6.9(k) shall not apply after the date on which a subsequent add on financing, loan or extension of credit is made to the Obligor and neither the Originator nor an Affiliate thereof is a party to such subsequent add on financing, loan or extension of credit.”

(b)           Schedule V is hereby amended and restated in its entirety as follows:

“Location of Loan Files

Wells Fargo Bank Minnesota, National Association

Corporate Trust/Asset – Backed Securities

ABS Custody Vault

MAC # N9328–011

751 Kasota Avenue

Suite ABS

Minneapolis, MN  55414”

The parties consent to such relocation of the Loan Files and waive any claims related to advance notice thereof, including any breaches of Section 6.9(f).

SECTION 2.         Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references to the Agreement,

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the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 3.         Representations.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Agreement; and

(vii)         there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4.         Conditions to Effectiveness.

This Amendment shall become effective on the date hereof.

SECTION 5.         Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

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(b)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)           This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)           First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66—2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

(e)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)           This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(h)           The Borrower and the Servicer agree to pay, no later than ten (10) Business Days following receipt of a bill therefore, the reasonable fees and expenses of Moore & Van Allen PLLC as counsel to the Deal Agent in connection with the preparation of this Amendment.

(i)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ACS FUNDING TRUST I

By:
Name:
Title:

ACS Funding Trust I
c/o American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
	Attention:	Compliance Officer
	Facsimile No.:	(301) 654–6714
	Confirmation No.:	(301) 951–6122

THE SERVICER:	AMERICAN CAPITAL STRATEGIES, LTD.

By:
Name:
Title:

American Capital Strategies, Ltd.
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
	Attention:	Compliance Officer
	Facsimile No.:	(301) 654–6714
	Confirmation No.:	(301) 951–6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:	FIRST UNION NATIONAL BANK

By:
Name:
Title:

Commitment: $225,000,000.00

First Union National Bank
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
	Attention:	Capital Markets Credit Administration
	Facsimile No.:	(704) 374–3254
	Confirmation No:	(704) 374–4001

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:		VARIABLE FUNDING CAPITAL CORPORATION

By First Union Securities, Inc.
(successor-in-interest to First Union Capital Markets Corp.), as attorney-in-fact

By:
Name:
Title:

Variable Funding Capital Corporation
c/o First Union Securities, Inc.
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
		Attention:	Conduit Administration
		Facsimile No.:	(704) 383–6036
		Confirmation No.:	(704) 383–9343

with a copy to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York 10005
		Attention:	Vice President
		Facsimile No.:	(212) 346—9012
		Confirmation No.:	(212) 346—9008

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

By:
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311–161
Minneapolis, Minnesota 55479
	Attention:	Corporate Trust Services
Asset–Backed Administration
	Facsimile No.:	(612) 667–3464
	Confirmation No.:	(612) 667–8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

By:
Name:
Title:

Wells Fargo Bank Minnesota, National Association
Sixth Street and Marquette, MAC: N9311–161
Minneapolis, Minnesota 55479
	Attention:	Corporate Trust Services
Asset-Backed Administration
	Facsimile No.:	(612) 667–3464
	Confirmation No.:	(612) 667–8058

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:	FIRST UNION SECURITIES, INC. (successor–in–interest to First Union Capital Markets Corp.)

By:
Name:
Title:

First Union Securities, Inc.
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
	Attention:	Conduit Administration
	Fascimile No.:	(704) 383–6036
	Confirmation No.:	(704) 383–9343

LENDER AND LIQUIDITY AGENT	FIRST UNION NATIONAL BANK

By:
Name:
Title:

First Union National Bank
One First Union Center, Mail Code: NC0610
301 South College Street
Charlotte, North Carolina 28288
	Attention:	Capital Markets Credit
Administration
	Facsimile No.:	(704) 374–3254
	Confirmation No.:	(704) 374–4001

	Lender Commitment:	$30,000,000

Acknowledged and Agreed to

this [       ] day of December, 2001.

FIRST UNION NATIONAL BANK,
as the Hedge Counterparty

By:
Name:
Title:

First Union National Bank
One First Union Center, Mail Code: NC0610
Charlotte, North Carolina 28288
Attention:	Capital Markets Credit Administration
Facsimile No.:	(704) 374–3254
Confirmation No.:	(704) 374–4001